--------------------------------------------------------------------------------
LARGE-CAP VALUE
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AllianceBernstein Value Fund

Annual Report
November 30, 2002

                               [GRAPHIC OMITTED]

                                            Alliance Capital [LOGO](R)
                                            The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
January 13, 2003

Dear Shareholder:

This report provides the performance, investment strategy and outlook for AllianceBernstein Value Fund (the "Fund") for the annual reporting period ended November 30, 2002.

Investment Objective and Policies

This open-end fund seeks long-term growth of capital by investing primarily in a diversified portfolio of equity securities of companies with relatively large market capitalizations that Alliance believes are undervalued. The Fund's policies emphasize investment in companies that are determined by Alliance to be undervalued, using the fundamental value approach of Alliance's Bernstein unit ("Bernstein"). In selecting securities for the Fund's portfolio, Bernstein uses its fundamental research to identify companies whose long-term earnings power and dividend paying capability are not reflected in the current market price of their securities.

Investment Results

The following table provides performance for the Fund and its benchmark, the Russell 1000 Value Index, for the six- and 12-month periods ended November 30, 2002.

INVESTMENT RESULTS*
Periods Ended November 30, 2002

                                                         -----------------------
                                                              Total Returns
                                                         -----------------------
                                                         6 Months      12 Months
--------------------------------------------------------------------------------
AllianceBernstein Value Fund
     Class A                                              -11.36%       -7.56%
--------------------------------------------------------------------------------
     Class B                                              -11.69%       -8.22%
--------------------------------------------------------------------------------
     Class C                                              -11.69%       -8.13%
--------------------------------------------------------------------------------
Russell 1000 Value Index                                  -12.58%       -9.61%
--------------------------------------------------------------------------------

* The Fund's investment results are total returns for the periods shown and are based on the net asset value (NAV) of each class of shares as of November 30, 2002. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Advisor Class shares will vary due to different expenses associated with this class. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The Russell 1000 Value Index is an unmanaged index comprised of securities in the Russell 1000 Index with a greater-than-average value orientation. The Russell 1000 Index is an unmanaged index comprised of the 1000 largest-capitalization companies that are traded in the United States. The index reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Value Fund.

      Additional investment results appear on pages 4 - 7.

For the six- and 12-month periods ended November 30, 2002, the Fund's Class A shares outperformed its benchmark, the Russell 1000 Value Index, posting returns of -11.36% and -7.56%, respec-

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                                                ALLIANCEBERNSTEIN VALUE FUND o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

tively, versus the Index's returns of -12.58% and -9.61%, respectively. Stock selection was the primary reason for the Fund's outperformance. The Fund's financial services holdings, underweight position in technology stocks and emphasis on industrial resources aided performance throughout the reporting period. Also, within the utilities sector, a number of the Fund's electric companies posted gains as investors flocked to more stable, less cyclical stocks.

Market Review

The market posted its third consecutive annual loss in 2002 for the first time since World War II. During the first two years of this bear market, value investors were able to avoid declines in absolute returns by avoiding the casualties of the bubble (technology, telecommunications and merchant-energy firms) however, in 2002 every sector was down. Equity indexes fell sharply for large- and small-cap stocks, growth and value, developed international and emerging-markets, and U.S. equities. The market's pervasive gloom is manifested in an extreme risk aversion that has led to extraordinarily low yields on T-bills and Treasury bonds--and a very high equity risk premium.

In the fourth quarter, the market reversed sharply. The S&P 500 Stock Index gained 8.4%, powered by the technology and telecommunications sectors. Yet, despite the fourth-quarter rally, the S&P 500 Index ended the year down 22.1%, dragged down by concerns about the economy, the continuation of the technology stock collapse most of the year, corporate malfeasance and the threat of war.

Investment Outlook

While the economy is expanding, short-term indicators continue to be mixed. There are signs that the economy is on a path of sustainable growth. Declining unit costs have increased the affordability of many products, from electronic equipment to automobiles. Since wages have continued to rise while the prices of goods have fallen, consumers have significantly greater buying power. Aggressive monetary policy that has made it possible for consumers to refinance their mortgages and obtain consumer credit at lower rates has also increased the likelihood of continued strong consumer spending.

The low rate of corporate capital spending, including spending on structures, equipment and software, remains a problem. This decline in capital spending reflects the working off of the excessive investments made during the bubble years, the unavailability of capital, the weak economy and a risk aversion in executive suites akin to that which afflicts financial investors. We believe that once companies increase spending, the turnaround could spur the overall economy.

The value opportunity, as we measure it, is back to average after a brief spike in early fall. And its composition has once again shifted. Today, an unusually diverse set of companies represents the top quintile of value. We see no massive misvaluations on a sector level. Thus, while the Fund's portfolio retains a pro-cyclical tilt, because market anxieties are greatest about stocks that are sensitive to a decline in the economy, the Fund's portfolio is more diversified


--------------------------------------------------------------------------------
2 o ALLIANCEBERNSTEIN VALUE FUND

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

by sector than usual. In this environment, research-based stock selection will be critical to generating a premium. We remain confident in our analysts' ability to uncover attractive investment opportunities.

Thank you for your interest and investment in AllianceBernstein Value Fund. We look forward to reporting to you on market activity and the Fund's performance in the future.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Marilyn G. Fedak

Marilyn G. Fedak
Senior Vice President


/s/ Ranji H. Nagaswami

Ranji H. Nagaswami
Senior Vice President

[PHOTO]       John D. Carifa

[PHOTO]       Marilyn G. Fedak

[PHOTO]       Ranji H. Nagaswami

Portfolio Managers, Marilyn G. Fedak and Ranji H. Nagaswami, have over 45 years of combined investment experience.


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                                                ALLIANCEBERNSTEIN VALUE FUND o 3

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN VALUE FUND
GROWTH OF A $10,000 INVESTMENT
3/31/01* - 11/30/02

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL.]


                   AllianceBernstein Value Fund       Russell 1000 Value Index
3/31/01*                       9579                            10000
11/30/01                       9828                             9797
11/30/02                       9085                             8856


AllianceBernstein Value Fund Class A: $9,085
Russell 1000 Value Index: $8,856

This chart illustrates the total value of an assumed $10,000 investment in AllianceBernstein Value Fund (from 3/31/01* to 11/30/02) as compared to the performance of an appropriate broad-based index. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to these classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The Russell 1000 Value Index is an unmanaged index comprised of securities in the Russell 1000 Index with a greater-than-average value orientation. The Russell 1000 Index is an unmanaged index comprised of the 1000 largest-capitalization companies that are traded in the Untied States.

When comparing AllianceBernstein Value Fund to the index shown above, you should note that no sales charges are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including AllianceBernstein Value Fund.

*     Closest month-end after Fund's inception date of 3/29/01.


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4 o ALLIANCEBERNSTEIN VALUE FUND

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCEBERNSTEIN VALUE FUND
HISTORY OF RETURNS
YEARLY PERIODS ENDED 11/30

                               [BAR CHART OMITTED]

           AllianceBernstein Value Fund--Yearly Periods Ended 11/30
--------------------------------------------------------------------------------
                           AllianceBernstein            Russell 1000
                               Value Fund                Value Index
--------------------------------------------------------------------------------
      11/30/01*                   2.60%                     -2.03%
      11/30/02                   -7.56%                     -9.61%

Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value (NAV). Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for Class B, Class C and Advisor Class shares will vary from the results shown above due to different expenses associated with these classes. Returns for the Fund include the reinvestment of any distributions paid during each period.

The Russell 1000 Value Index is an unmanaged index comprised of securities in the Russell 1000 Index with a greater-than-average value orientation. The Russell 1000 Index is an unmanaged index comprised of the 1000 largest-capitalization companies that are traded in the Untied States. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including AllianceBernstein Value Fund.

* The Fund's return for the period ended 11/30/01 is from the Fund's inception date of 3/29/01. The benchmark's return for the period ended 11/30/01 is from 3/31/01 through 11/30/01.


--------------------------------------------------------------------------------
                                                ALLIANCEBERNSTEIN VALUE FUND o 5

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
November 30, 2002

INCEPTION DATES         PORTFOLIO STATISTICS

Class A Shares          Net Assets ($mil): $535.8
3/29/01                 Average Market Capitalization ($mil): $16,924
Class B Shares
3/29/01
Class C Shares
3/29/01

SECTOR BREAKDOWN

 33.3% Financial
 12.0% Utilities
 10.1% Consumer Cyclicals
  9.8% Energy
  7.2% Industrial Commodities                   [PIE CHART OMITTED]
  7.1% Technology
  5.3% Consumer Staples
  5.1% Consumer Growth
  2.5% Capital Equipment
  2.2% Non-Financial
  1.5% Services

  3.9% Short-Term

HOLDING TYPE

 96.1% Domestic Equity
                                                [PIE CHART OMITTED]
  3.9% Short-Term

All data as of November 30, 2002. The Fund's sector breakdown and holding type are expressed as a percentage of total investments and may vary over time.


--------------------------------------------------------------------------------
6 o ALLIANCEBERNSTEIN VALUE FUND

                                                              ------------------
                                                              INVESTMENT RESULTS
                                                              ------------------

INVESTMENT RESULTS

AVERAGE ANNUAL TOTAL RETURNS AS OF NOVEMBER 30, 2002

Class A Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                     1 Year          -7.56%                    -11.52%
           Since Inception*          -3.11%                     -5.57%

Class B Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                     1 Year          -8.22%                    -11.88%
           Since Inception*          -3.75%                     -5.48%

Class C Shares
--------------------------------------------------------------------------------
                              Without Sales Charge        With Sales Charge
                     1 Year          -8.13%                     -9.04%
            Since Inception*         -3.75%                     -3.75%

SEC AVERAGE ANNUAL TOTAL RETURNS (WITH SALES CHARGES)
AS OF THE MOST RECENT QUARTER-END (DECEMBER 31, 2002)

                               Class A           Class B          Class C
                                Shares            Shares           Shares
--------------------------------------------------------------------------------
                     1 Year     -16.97%           -17.37%          -14.79%
            Since Inception*     -7.65%            -7.61%           -6.00%

The Fund's investment results represent average annual total returns. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without and with the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (4% year 1, 3% year 2, 2% year 3, 1% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year, 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will vary due to different expenses associated with this class.

The Fund can invest in foreign securities, which may magnify fluctuations due to changes in foreign exchange rates and the possibility of substantial volatility due to political and economic uncertainties in foreign countries.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception date for all share classes: 3/29/01.


--------------------------------------------------------------------------------
                                                ALLIANCEBERNSTEIN VALUE FUND o 7

--------------------
TEN LARGEST HOLDINGS
--------------------

TEN LARGEST HOLDINGS
November 30, 2002

                                                                      Percent of
Company                                                       Value   Net Assets
--------------------------------------------------------------------------------
Exxon Mobil Corp.                                      $ 23,698,800         4.4%
--------------------------------------------------------------------------------
Citigroup, Inc.                                          21,384,000         4.0
--------------------------------------------------------------------------------
Bank of America Corp.                                    15,277,440         2.9
--------------------------------------------------------------------------------
SBC Communications, Inc.                                 12,540,000         2.3
--------------------------------------------------------------------------------
ChevronTexaco Corp.                                      11,013,700         2.1
--------------------------------------------------------------------------------
Hewlett-Packard Co.                                      10,207,520         1.9
--------------------------------------------------------------------------------
Verizon Communications, Inc.                              9,841,800         1.8
--------------------------------------------------------------------------------
Merck & Co., Inc.                                         9,131,317         1.7
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                                   9,098,955         1.7
--------------------------------------------------------------------------------
Wachovia Corp.                                            8,059,895         1.5
--------------------------------------------------------------------------------
                                                       $130,253,427        24.3%

MAJOR PORTFOLIO CHANGES
Six Months Ended November 30, 2002

                                              ----------------------------------
                                                           Shares
                                              ----------------------------------
Purchases                                        Bought        Holdings 11/30/02
--------------------------------------------------------------------------------
American International Group, Inc.               97,300                  105,353
--------------------------------------------------------------------------------
Bank of America Corp.                           110,000                  218,000
--------------------------------------------------------------------------------
ChevronTexaco Corp.                              87,400                  164,310
--------------------------------------------------------------------------------
CIGNA Corp.                                      54,000                   70,400
--------------------------------------------------------------------------------
Citigroup, Inc.                                 330,000                  550,000
--------------------------------------------------------------------------------
Exxon Mobil Corp.                               356,000                  681,000
--------------------------------------------------------------------------------
International Business Machines Corp.            59,200                   68,200
--------------------------------------------------------------------------------
J.P. Morgan Chase & Co.                         241,900                  361,500
--------------------------------------------------------------------------------
Merck & Co., Inc.                               117,700                  153,700
--------------------------------------------------------------------------------
SBC Communications, Inc.                        260,000                  440,000
--------------------------------------------------------------------------------

Sales                                              Sold        Holdings 11/30/02
--------------------------------------------------------------------------------
Amerada Hess Corp.                               20,500                      -0-
--------------------------------------------------------------------------------
American Express Co.                             10,400                      -0-
--------------------------------------------------------------------------------
Federal National Mortgage Assn.                  28,900                   38,100
--------------------------------------------------------------------------------
Hilton Hotels Corp.                              70,000                      -0-
--------------------------------------------------------------------------------
Jones Apparel Group, Inc.                        30,700                      -0-
--------------------------------------------------------------------------------
Kellogg Co.                                      16,800                      -0-
--------------------------------------------------------------------------------
Lockheed Martin Corp.                            16,100                      -0-
--------------------------------------------------------------------------------
R.R. Donnelly & Sons Co.                         45,412                    5,888
--------------------------------------------------------------------------------
Raytheon Co.                                     40,900                      -0-
--------------------------------------------------------------------------------
St. Paul Companies, Inc.                         18,000                      -0-
--------------------------------------------------------------------------------


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8 o ALLIANCEBERNSTEIN VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
November 30, 2002

Company                                                   Shares           Value
--------------------------------------------------------------------------------

COMMON STOCKS-95.8%

Financial-33.2%
Banks-NYC-5.7%
Citigroup, Inc. ................................         550,000    $ 21,384,000
J.P. Morgan Chase & Co. ........................         361,500       9,098,955
                                                                    ------------
                                                                      30,482,955
                                                                    ------------
Finance-Personal Loans-0.4%
Countrywide Credit Industries, Inc. ............          38,000       1,873,400
                                                                    ------------
Life Insurance-0.8%
MetLife, Inc. ..................................         135,000       3,623,400
Torchmark Corp. ................................          23,900         887,646
                                                                    ------------
                                                                       4,511,046
                                                                    ------------
Major Regional Banks-14.6%
AmSouth Bancorp ................................         166,200       3,169,434
Bank of America Corp. ..........................         218,000      15,277,440
Bank One Corp. .................................         190,800       7,534,692
Charter One Financial, Inc. ....................          37,485       1,128,298
Comerica, Inc. .................................          77,100       3,649,143
FleetBoston Financial Corp. ....................         242,900       6,589,877
Huntington Bancshares, Inc. ....................         151,000       2,955,070
KeyCorp ........................................         155,000       4,043,950
National City Corp. ............................         162,500       4,517,500
Regions Financial Corp. ........................          92,000       3,196,080
SouthTrust Corp. ...............................          51,000       1,333,140
SunTrust Banks, Inc. ...........................          23,000       1,349,180
UnionBanCal Corp. ..............................          36,000       1,568,520
Union Planters Corp. ...........................          49,500       1,460,250
U.S. Bancorp ...................................         296,200       6,486,780
Wachovia Corp. .................................         229,300       8,059,895
Wells Fargo & Co. ..............................         125,800       5,813,218
                                                                    ------------
                                                                      78,132,467
                                                                    ------------
Multi-Line Insurance-3.4%
Aetna, Inc. ....................................          25,000         943,750
American International Group, Inc. .............         105,353       6,863,748
CIGNA Corp. ....................................          70,400       3,064,512
Health Net, Inc.(a) ............................         114,000       2,942,340
Humana, Inc.(a) ................................         194,100       2,020,581
Oxford Health Plans, Inc.(a) ...................          69,600       2,541,792
                                                                    ------------
                                                                      18,376,723
                                                                    ------------


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                                                ALLIANCEBERNSTEIN VALUE FUND o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                   Shares          Value
--------------------------------------------------------------------------------

Property / Casualty Insurance-3.1%
Allstate Corp. .................................         139,000    $  5,425,170
Aon Corp. ......................................         126,000       2,298,240
Chubb Corp. ....................................          54,000       3,164,400
Travelers Property Casualty Corp. Cl. A(a) .....         169,230       2,699,219
Travelers Property Casualty Corp. Cl. B(a) .....          42,181         674,896
XL Capital, Ltd. Cl.A ..........................          27,900       2,308,446
                                                                    ------------
                                                                      16,570,371
                                                                    ------------
Savings & Loan-2.8%
Federal Home Loan Mortgage Corp. ...............          43,000       2,478,520
Federal National Mortgage Assn .................          38,100       2,402,205
Golden West Financial Corp. ....................          50,000       3,460,000
Washington Mutual, Inc. ........................         185,550       6,676,089
                                                                    ------------
                                                                      15,016,814
                                                                    ------------
Miscellaneous-2.4%
Bear Stearns Companies, Inc. ...................          49,000       3,136,000
Lehman Brothers Holdings, Inc. .................          39,000       2,394,600
Merrill Lynch & Co., Inc. ......................          37,000       1,609,500
MGIC Investment Corp. ..........................          47,000       2,193,490
Morgan Stanley Dean Witter & Co. ...............          78,400       3,546,816
                                                                    ------------
                                                                      12,880,406
                                                                    ------------
                                                                     177,844,182
                                                                    ------------
Utilities-12.0%
Electric Companies-4.8%
Ameren Corp. ...................................          69,000       2,853,150
American Electric Power Co., Inc. ..............         112,400       3,194,408
Cinergy Corp. ..................................          87,000       2,818,800
CMS Energy Corp. ...............................         154,500       1,537,275
Consolidated Edison, Inc. ......................          55,000       2,186,250
Constellation Energy Group, Inc. ...............         106,550       2,807,593
Entergy Corp. ..................................          82,000       3,585,860
PPL Corp. ......................................          99,725       3,320,842
Puget Energy, Inc. .............................         100,000       2,156,000
Reliant Resources, Inc.(a) .....................         103,400         242,990
Westar Energy, Inc. ............................          34,000         392,020
Wisconsin Energy Corp. .........................          10,500         241,605
Xcel Energy, Inc. ..............................          24,500         263,130
                                                                    ------------
                                                                      25,599,923
                                                                    ------------
Telephone-7.2%
AT&T Corp. .....................................          58,000       1,626,320
AT&T Wireless Services, Inc.(a) ................         720,000       5,436,000
BellSouth Corp. ................................         134,300       3,733,540
Qwest Communications International, Inc.(a) ....         420,000       2,032,800
SBC Communications, Inc. .......................         440,000      12,540,000
Sprint Corp. ...................................         239,650       3,494,097
Verizon Communications, Inc. ...................         235,000       9,841,800
                                                                    ------------
                                                                      38,704,557
                                                                    ------------
                                                                      64,304,480
                                                                    ------------


--------------------------------------------------------------------------------
10 o ALLIANCEBERNSTEIN VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                   Shares           Value
--------------------------------------------------------------------------------

Consumer Cyclicals-10.1%
Apparel Manufacturing-0.8%
Liz Claiborne, Inc. ............................          42,000    $  1,352,400
V. F. Corp. ....................................          70,000       2,650,200
                                                                    ------------
                                                                       4,002,600
                                                                    ------------
Auto Parts-After Market-0.9%
Genuine Parts Co. ..............................          95,300       3,029,587
Snap-On, Inc. ..................................          66,700       1,996,998
                                                                    ------------
                                                                       5,026,585
                                                                    ------------
Autos & Auto Parts-3.2%
Autoliv, Inc. ..................................          49,300       1,087,558
Dana Corp. .....................................         160,800       2,170,800
Delphi Corp. ...................................         333,200       2,832,200
Ford Motor Co. .................................          42,700         485,926
General Motors Corp. ...........................         139,500       5,538,150
Lear Corp.(a) ..................................          68,200       2,502,258
Magna International, Inc. Cl.A .................          49,000       2,735,670
                                                                    ------------
                                                                      17,352,562
                                                                    ------------
Home Furnishings-0.5%
Leggett & Platt, Inc. ..........................         119,000       2,840,530
                                                                    ------------
Household-Appliances/Durables-0.7%
Black & Decker Corp. ...........................          29,000       1,246,130
Whirlpool Corp. ................................          48,000       2,581,440
                                                                    ------------
                                                                       3,827,570
                                                                    ------------
Retailers-3.2%
AutoNation, Inc.(a) ............................         277,000       3,418,180
Federated Department Stores, Inc.(a) ...........          99,500       3,251,660
May Department Stores Co. ......................         115,500       2,825,130
Office Depot, Inc.(a) ..........................         213,000       3,772,230
Sears, Roebuck & Co. ...........................          91,900       2,545,630
TJX Cos, Inc. ..................................          60,000       1,174,200
                                                                    ------------
                                                                      16,987,030
                                                                    ------------
Tires & Rubber Goods-0.2%
Goodyear Tire & Rubber Co. .....................          91,500         753,960
                                                                    ------------
Miscellaneous-0.6%
Fortune Brands, Inc. ...........................          37,000       1,804,490
Newell Rubbermaid, Inc. ........................          49,000       1,554,280
                                                                    ------------
                                                                       3,358,770
                                                                    ------------
                                                                      54,149,607
                                                                    ------------


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                   Shares           Value
--------------------------------------------------------------------------------

Energy-9.7%
Oils-Integrated Domestic-3.3%
Ashland, Inc. ..................................          81,600    $  2,380,272
ConocoPhillips .................................         129,720       6,201,913
Marathon Oil Corp. .............................         135,100       2,702,000
Occidental Petroleum Corp. .....................         127,300       3,545,305
Valero Energy Corp. ............................          87,600       2,800,572
                                                                    ------------
                                                                      17,630,062
                                                                    ------------
Oil-Integrated International-6.4%
ChevronTexaco Corp. ............................         164,310      11,013,700
Exxon Mobil Corp. ..............................         681,000      23,698,800
                                                                    ------------
                                                                      34,712,500
                                                                    ------------
                                                                      52,342,562
                                                                    ------------
Industrial Commodities-7.1%
Chemicals-4.3%
Cabot Corp. ....................................          38,000         962,540
Dow Chemical Co. ...............................         180,300       5,751,570
E.I. du Pont de Nemours & Co. ..................         180,000       8,031,600
Eastman Chemical Co. ...........................          61,800       2,418,234
FMC Corp.(a) ...................................          52,000       1,473,680
Lubrizol Corp. .................................          59,000       1,838,440
PPG Industries, Inc. ...........................          30,000       1,502,400
Praxair, Inc. ..................................          21,500       1,268,500
                                                                    ------------
                                                                      23,246,964
                                                                    ------------
Containers-0.1%
Bemis Co., Inc. ................................           4,500         232,740
Owens-Illinois, Inc.(a) ........................          19,300         303,010
                                                                    ------------
                                                                         535,750
                                                                    ------------
Paper-2.7%
Boise Cascade Corp. ............................          66,700       1,806,236
Georgia-Pacific Corp. ..........................         156,600       3,246,318
International Paper Co. ........................         112,000       4,396,000
MeadWestvaco Corp. .............................         138,808       3,475,752
Smurfit-Stone Container Corp.(a) ...............          62,800         915,624
Temple-Inland, Inc. ............................          13,500         662,175
                                                                    ------------
                                                                      14,502,105
                                                                    ------------
                                                                      38,284,819
                                                                    ------------
Technology-7.1%
Communication-Equip. Mfrs.-2.5%
Corning, Inc.(a) ...............................       1,082,800       4,796,804
Nortel Networks Corp.(a) .......................       3,283,400       6,369,796
Tellabs, Inc.(a) ...............................         274,800       2,437,476
                                                                    ------------
                                                                      13,604,076
                                                                    ------------


--------------------------------------------------------------------------------
12 o ALLIANCEBERNSTEIN VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

Company                                                   Shares           Value
--------------------------------------------------------------------------------

Computers-3.1%
Hewlett-Packard Co. ............................         524,000    $ 10,207,520
International Business Machines Corp. ..........          68,200       5,940,220
Quantum Corp.(a) ...............................         125,000         461,250
                                                                    ------------
                                                                      16,608,990
                                                                    ------------
Computer Services/Software-0.1%
Electronic Data Systems Corp. ..................          17,000         315,180
                                                                    ------------
Miscellaneous Industrial Technology-1.0%
Arrow Electronics, Inc.(a) .....................          31,625         510,111
Avnet, Inc. ....................................          37,000         523,550
Ingram Micro, Inc. Cl.A(a) .....................         164,000       2,292,720
Solectron Corp.(a) .............................         154,087         711,882
Tech Data Corp.(a) .............................          37,000       1,135,160
                                                                    ------------
                                                                       5,173,423
                                                                    ------------
Semi-Conductors-0.4%
Micron Technology, Inc.(a) .....................         138,025       2,182,175
                                                                    ------------
                                                                      37,883,844
                                                                    ------------
Consumer Staples-5.3%
Foods-2.0%
ConAgra Foods, Inc. ............................          85,000       2,071,450
H.J. Heinz Co. .................................          23,514         818,758
Hormel Foods Corp. .............................          42,000         938,700
Sara Lee Corp. .................................         167,000       3,896,110
Tyson Foods, Inc. Cl.A .........................         229,038       2,702,648
                                                                    ------------
                                                                      10,427,666
                                                                    ------------
Restaurants-0.8%
McDonald's Corp. ...............................         177,300       3,280,050
Wendy's International, Inc. ....................          37,000       1,033,410
                                                                    ------------
                                                                       4,313,460
                                                                    ------------
Retail-Food-0.6%
Safeway, Inc.(a) ...............................         116,000       2,758,480
SUPERVALU, Inc. ................................          35,600         640,088
                                                                    ------------
                                                                       3,398,568
                                                                    ------------
Soaps & Household Chemicals-0.5%
Procter & Gamble Co. ...........................          32,000       2,688,000
                                                                    ------------
Sugar Refiners-0.2%
Archer-Daniels-Midland Co. .....................          95,375       1,271,349
                                                                    ------------
Tobacco-1.2%
Philip Morris Companies, Inc. ..................         165,900       6,257,748
                                                                    ------------
                                                                      28,356,791
                                                                    ------------


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

Company                                                   Shares           Value
--------------------------------------------------------------------------------

Consumer Growth-5.1%
Drugs-1.9%
Bristol-Myers Squibb Co. .......................          34,000    $    901,000
Eli Lilly & Co. ................................           2,300         157,090
Merck & Co., Inc. ..............................         153,700       9,131,317
                                                                    ------------
                                                                      10,189,407
                                                                    ------------
Entertainment-0.8%
AOL Time Warner, Inc. ..........................          38,000         622,060
Viacom, Inc. Cl.B(a) ...........................          42,700       2,007,327
Walt Disney Co. ................................          96,000       1,902,720
                                                                    ------------
                                                                       4,532,107
                                                                    ------------
Hospital Supplies-0.4%
Abbott Laboratories ............................          45,000       1,970,100
                                                                    ------------
Photography-0.7%
Eastman Kodak Co. ..............................         108,600       4,009,512
                                                                    ------------
Publishing-0.5%
Deluxe Corp. ...................................          55,400       2,404,360
R. R. Donnelly & Sons Co. ......................           5,888         125,238
                                                                    ------------
                                                                       2,529,598
                                                                    ------------
Radio-TV Broadcasting-0.8%
Comcast Corp. Cl.A(a) ..........................          93,815       2,199,023
Liberty Media Corp. Cl.A(a) ....................         175,200       1,850,112
                                                                    ------------
                                                                       4,049,135
                                                                    ------------
                                                                      27,279,859
                                                                    ------------
Capital Equipment-2.5%
Aerospace & Defense-0.2%
Goodrich Corp. .................................          49,000         901,600
                                                                    ------------
Auto & Truck Parts-0.6%
Eaton Corp. ....................................          41,600       3,156,192
                                                                    ------------
Electrical Equipment-1.1%
Cooper Industries, Ltd. Cl.A ...................          67,600       2,570,152
Hubbell, Inc. Cl.B .............................          57,000       2,048,580
Thomas & Betts Corp.(a) ........................          67,200       1,256,640
                                                                    ------------
                                                                       5,875,372
                                                                    ------------
Miscellaneous Capital Goods-0.6%
Parker-Hannifin Corp. ..........................          74,100       3,459,729
                                                                    ------------
                                                                      13,392,893
                                                                    ------------
Non-Financial-2.2%
Building Material-0.2%
Masco Corp. ....................................          57,000       1,149,690
                                                                    ------------


--------------------------------------------------------------------------------
14 o ALLIANCEBERNSTEIN VALUE FUND

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------
                                                       Shares or
                                                       Principal
                                                          Amount
Company                                                    (000)           Value
--------------------------------------------------------------------------------

Home Building-1.5%
Centex Corp. ...................................          56,000    $  2,818,480
KB HOME ........................................          56,000       2,502,640
Pulte Homes, Inc. ..............................          54,000       2,534,760
                                                                    ------------
                                                                       7,855,880
                                                                    ------------
Miscellaneous Building-0.5%
Sherwin-Williams Co. ...........................          96,000       2,767,680
                                                                    ------------
                                                                      11,773,250
                                                                    ------------
Services-1.5%
Railroads-1.5%
Burlington Northern Santa Fe Corp. .............         121,925       3,088,360
CSX Corp. ......................................         109,000       3,013,850
Norfolk Southern Corp. .........................          41,800         824,714
Union Pacific Corp. ............................          16,600         961,140
                                                                    ------------
                                                                       7,888,064
                                                                    ------------
Total Common Stocks
   (cost $527,860,911) .........................                     513,500,351
                                                                    ------------
SHORT-TERM INVESTMENT-3.9%
Time Deposit-3.9%
State Street Euro Dollar
   0.75%, 12/02/02
   (cost $20,641,000) ..........................         $20,641      20,641,000
                                                                    ------------

Total Investments-99.7%
   (cost $548,501,911) .........................                     534,141,351
Other assets less liabilities-0.3% .............                       1,651,279
                                                                    ------------
Net Assets-100% ................................                    $535,792,630
                                                                    ============

(a)   Non-income producing security.

      See notes to financial statements.

--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 15

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
November 30, 2002

Assets
Investments in securities, at value (cost $548,501,911) ......    $ 534,141,351
Cash .........................................................              713
Receivable for shares of beneficial interest sold ............        1,510,770
Dividends and interest receivable ............................        1,467,999
Receivable for investment securities sold ....................          126,573
                                                                  -------------
Total assets .................................................      537,247,406
Liabilities                                                       -------------
Payable for beneficial interest redeemed .....................          520,168
Advisory fee payable .........................................          311,700
Distribution fee payable .....................................          183,360
Payable for investment securities purchased ..................          100,462
Accrued expenses and other liabilities .......................          339,086
                                                                  -------------
Total liabilities ............................................        1,454,776
                                                                  -------------
Net Assets ...................................................    $ 535,792,630
                                                                  =============
Composition of Net Assets
Paid-in capital ..............................................    $ 558,541,635
Undistributed net investment income ..........................        2,504,716
Accumulated net realized loss on investments .................      (10,893,161)
Net unrealized depreciation of investments ...................      (14,360,560)
                                                                  -------------
                                                                  $ 535,792,630
                                                                  =============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($95,295,231 / 10,094,576 shares of beneficial interest
   issued and outstanding) ...................................             $9.44
Sales charge--4.25% of public offering price .................               .42
                                                                           -----
Maximum offering price .......................................             $9.86
                                                                           =====
Class B Shares
Net asset value and offering price per share
   ($146,703,617 / 15,661,866 shares of beneficial interest
   issued and outstanding) ...................................             $9.37
                                                                           =====
Class C Shares
Net asset value and offering price per share
   ($61,459,035 / 6,562,496 shares of beneficial interest
   issued and outstanding) ...................................             $9.37
                                                                           =====
Advisor Class Shares
Net asset value, redemption and offering price per share
   ($232,334,747 / 24,495,387 shares of beneficial interest
   issued and outstanding) ...................................             $9.48
                                                                           =====

See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCEBERNSTEIN VALUE FUND

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Year Ended November 30, 2002

Investment Income
Dividends (net of foreign taxes withheld
   of $6,528) ..................................   $  8,312,664
Interest .......................................        243,844    $  8,556,508
                                                   ------------
Expenses
Advisory fee ...................................      2,536,876
Distribution fee-- Class A .....................        244,639
Distribution fee-- Class B .....................      1,203,873
Distribution fee-- Class C .....................        510,281
Transfer agency ................................        860,334
Administrative .................................        138,000
Custodian ......................................        130,908
Printing .......................................        101,458
Registration fees ..............................         82,442
Amortization of offering expenses ..............         60,655
Audit and legal ................................         57,904
Trustees' fees and expenses ....................         20,466
Miscellaneous ..................................          9,130
                                                   ------------
Total expenses .................................                      5,956,966
                                                                   ------------
Net investment income ..........................                      2,599,542
                                                                   ------------
Realized and Unrealized Loss
on Investment Trasactions
Net realized loss on investment
   transactions ................................                    (10,404,567)
Net change in unrealized
   appreciation/depreciation
   of investments ..............................                    (13,637,242)
                                                                   ------------
Net loss on investments ........................                    (24,041,809)
                                                                   ------------
Net Decrease in Net Assets
   from Operations .............................                   $(21,442,267)
                                                                   ============

See notes to financial statements.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 17

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES IN NET ASSETS

                                                                    March 29,
                                                  Year Ended       2001(a) to
                                                 November 30,     November 30,
                                                     2002             2001
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ........................   $   2,599,542    $     304,565
Net realized loss on investment
   transactions ..............................     (10,404,567)        (488,587)
Net change in unrealized
   appreciation/depreciation
   of investments ............................     (13,637,242)        (723,318)
                                                 -------------    -------------
Net decrease in net assets
   from operations ...........................     (21,442,267)        (907,340)
Dividends to Shareholders From
Net investment income
   Class A ...................................        (286,606)              -0-
   Class B ...................................         (98,531)              -0-
   Class C ...................................         (42,991)              -0-
   Advisor Class .............................         (73,691)              -0-
Transactions in Shares of
Beneficial Interest
Net increase .................................     359,613,243      199,005,813
                                                 -------------    -------------
Total increase ...............................     337,669,157      198,098,473
Net Assets
Beginning of period ..........................     198,123,473           25,000
                                                 -------------    -------------
End of period (including undistributed net
   investment income of $2,504,716 and
   $420,497, respectively) ...................   $ 535,792,630    $ 198,123,473
                                                 =============    =============

(a)   Commencement of operations.

      See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCEBERNSTEIN VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

NOTES TO FINANCIAL STATEMENTS
November 30, 2002

NOTE A

Significant Accounting Policies

AllianceBernstein Trust (the "Trust"), was organized as a Massachusetts business trust on December 12, 2000 and is registered under the Investment Company Act of 1940 as a diversified, open end management investment company. The Trust operates as a series company currently comprised of the following four funds: the AllianceBernstein Global Value Fund, the AllianceBernstein International Value Fund, the AllianceBernstein Small Cap Value Fund and the AllianceBernstein Value Fund (the "Funds"). Each Fund is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AllianceBernstein Value Fund (the "Fund"). The Fund commenced operations on March 29, 2001. The Fund offers Class A, Class B, Class C and Advisor Class shares. Prior to commencement of operations on March 29, 2001, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 2,480 shares of Class A and 10 shares each of Class B and Class C for the aggregate amount of $24,800 for Class A shares and $100 each for Class B and Class C shares on February 15, 2001. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on The Nasdaq Stock Market, Inc. are generally valued at the last reported sales price or if no sale occurred, at the mean of the closing bid and asked prices on


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

that day. Readily marketable securities traded in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the U.S. over-the-counter market, and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on The Nasdaq Stock Market, Inc.), are valued at the mean of the current bid and asked prices. U.S. government and fixed income securities which mature in 60 days or less are valued at amortized cost, unless this method does not represent fair value. Securities for which current market quotations are not readily available are valued at their fair value as determined in good faith by, or in accordance with procedures adopted by, the Board of Trustees. Fixed income securities may be valued on the basis of prices obtained from a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments and foreign currency exchange contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

4. Organization and Offering Expenses

Organization expenses of $35,150 were charged to the Fund as incurred prior to commencement of operations. Offering expenses of $186,044 have been fully amortized on a straight-line basis over a one year period through March 2002.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions


--------------------------------------------------------------------------------
20 o ALLIANCEBERNSTEIN VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

are accounted for on the date the securities are purchased or sold. The Fund accretes discounts as adjustments to interest income. Investment gains and losses are determined on the identified cost basis.

6. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares. Advisor Class shares have no distribution fees.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to non-deductible expenses resulted in a net decrease in undistributed net investment income, an increase in accumulated net realized loss on investments and a corresponding increase in paid-in capital. This reclassification had no effect on net assets.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser"), a fee at an annual rate of .75% of the Fund's average daily net assets. Such fee is accrued daily and paid monthly.

The Fund and the Adviser have entered into an Expense Limitation Agreement (the "Agreement"), dated January 31, 2001, under which the Adviser has agreed to waive its fees and, if necessary, reimburse expenses for the period from December 12, 2000 (date of organization of the Fund) to March 27, 2002, to the extent necessary to prevent total fund operating expenses from exceeding the annual rate of 2.50% of average daily net assets for Class A shares, 3.20% of average daily net assets for Class B shares and Class C shares and 2.20% of average daily net assets for Advisor Class shares, respectively. Under the Agreement, any waivers or reimbursements made by the Adviser during this period are subject to repayment by the Fund in subsequent periods, but no later than March 27, 2004, provided that repayment does not result in the Fund's aggregate expenses in those subsequent periods exceeding the foregoing expense limitations. Further, the aggregate repayment to the Adviser will not exceed the sum of the Fund's organization costs and initial offering expenses. During the year ended November 30, 2002, no repayments were made to the Adviser. At November 30, 2002, there were no expenses waived and reimbursed by the Adviser that are subject to repayment.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Pursuant to the Advisory agreement, the Adviser provides certain legal and accounting services for the Fund. For the year ended November 30, 2002, such fees amounted to $138,000.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such fees amounted to $582,777 for the year ended November 30, 2002.

For the year ended November 30, 2002, the Fund's expenses were reduced by $1,790 under an expense offset arrangement with AGIS.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $539,411 from the sale of Class A shares and $4,207, $314,786 and $26,832 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the year ended November 30, 2002.

Brokerage commissions paid on investment transactions for the year ended November 30, 2002, amounted to $833,341, of which $465,886 was paid to Sanford
C. Bernstein & Co. LLC, an affiliate of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the average daily net assets attributable to Class A shares and 1% of the average daily net assets attributable to Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $3,323,015 and $432,996 for Class B and Class C shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $381,335,074 and


--------------------------------------------------------------------------------
22 o ALLIANCEBERNSTEIN VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

$32,330,194, respectively, for the year ended November 30, 2002. There were purchases of $4,645,117 and sales of $3,320,278 of U.S. government or government agency obligations for the year ended November 30, 2002.

At November 30, 2002, the cost of investments for federal income tax purposes was $549,008,596. Accordingly, gross unrealized appreciation of investments was $28,994,366 and gross unrealized depreciation of investments was $43,861,611 resulting in net unrealized depreciation of $14,867,245, excluding foreign currency transactions.

NOTE E

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended November 30, 2002 and November 30, 2001 were as follows:

                                                             2002         2001
                                                           ========     ========
Distributions paid from:
   Ordinary income ...................................     $501,819     $    -0-
                                                           --------     --------
Total taxable distributions ..........................      501,819          -0-
                                                           --------     --------
Total distributions paid .............................     $501,819     $    -0-
                                                           ========     ========

As of November 30, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income ..........................        $  2,528,146
Accumulated capital and other losses ...................         (10,386,476)(a)
Unrealized appreciation/(depreciation) .................         (14,867,245)(b)
                                                                ------------
Total accumulated earnings/(deficit) ...................        $(22,725,575)
                                                                ------------

(a) On November 30, 2002, the Fund had a net capital loss carryforward of $10,386,476, of which $488,283 expires in the year 2009 and $9,898,193 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE F

Shares of Beneficial Interest

There is an unlimited number of shares of beneficial interest authorized, without par value, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Transactions in shares of beneficial interest were as follows:

                       -------------------------------      ---------------------------------
                                   Shares                              Amount
                       -------------------------------      ---------------------------------
                         Year Ended  March 29, 2001(a)         Year Ended   March 29, 2001(a)
                       November 30,    to November 30,       November 30,     to November 30,
                               2002               2001               2002               2001
                       ----------------------------------------------------------------------
Class A
Shares sold               7,247,093          6,828,711      $  71,573,282      $  69,862,564
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                  24,178                -0-            244,681                -0-
--------------------------------------------------------------------------------------------
Shares converted
  from Class B              149,578              1,111          1,454,200             11,402
--------------------------------------------------------------------------------------------
Shares redeemed          (3,120,703)        (1,037,872)       (29,772,310)       (10,371,565)
--------------------------------------------------------------------------------------------
Net increase              4,300,146          5,791,950      $  43,499,853      $  59,502,401
============================================================================================
Class B
Shares sold              10,431,805          9,168,477      $ 102,243,732      $  94,159,231
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                   5,287                 -0-            53,456                 -0-
---------------------------------------------------------------------------------------------
Shares converted
  to Class A               (150,320)            (1,116)        (1,454,200)           (11,402)
--------------------------------------------------------------------------------------------
Shares redeemed          (3,295,938)          (496,339)       (30,452,569)        (5,001,126)
--------------------------------------------------------------------------------------------
Net increase              6,990,834          8,671,022      $  70,390,419      $  89,146,703
============================================================================================
Class C
Shares sold               4,115,388          4,024,100      $  40,682,467      $  41,249,261
--------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                   2,323                 -0-            23,484                 -0-
--------------------------------------------------------------------------------------------
Shares redeemed          (1,340,340)          (238,985)       (12,573,054)        (2,367,005)
--------------------------------------------------------------------------------------------
Net increase              2,777,371          3,785,115      $  28,132,897      $  38,882,256
============================================================================================

(a)   Commencement of operations.


--------------------------------------------------------------------------------
24 o ALLIANCEBERNSTEIN VALUE FUND

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

                       -------------------------------      ---------------------------------
                                   Shares                              Amount
                       -------------------------------      ---------------------------------
                         Year Ended  March 29, 2001(a)         Year Ended   March 29, 2001(a)
                       November 30,    to November 30,       November 30,     to November 30,
                               2002               2001               2002               2001
                       ----------------------------------------------------------------------
Advisor Class
Shares sold              24,050,430          1,215,741      $ 223,883,875      $  12,528,024
---------------------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends                   4,183                 -0-            42,423                 -0-
---------------------------------------------------------------------------------------------
Shares redeemed            (671,543)          (103,424)        (6,336,224)        (1,053,571)
---------------------------------------------------------------------------------------------
Net increase             23,383,070          1,112,317      $ 217,590,074      $  11,474,453
=============================================================================================

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the year ended November 30, 2002.

(a) Commencement of operations.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 25

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                               -------------------------------
                                                                           Class A
                                                               -------------------------------
                                                                                     March 29,
                                                                 Year Ended         2001(a) to
                                                               November 30,       November 30,
                                                                       2002               2001
                                                               -------------------------------
Net asset value, beginning of period .....................     $      10.26       $      10.00
                                                               -------------------------------
Income From Investment Operations
Net investment income(b) .................................              .10                .06(c)
Net realized and unrealized gain (loss) on investment
  transactions ...........................................             (.87)               .20
                                                               -------------------------------
Net increase (decrease) in net asset value from operations             (.77)               .26
                                                               -------------------------------
Less: Dividends
Dividends from net investment income .....................             (.05)                -0-
                                                               -------------------------------
Net asset value, end of period ...........................     $       9.44       $      10.26
                                                               ===============================
Total Return
Total investment return based on net asset value(d) ......            (7.56)%             2.60%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ................     $     95,295       $     59,437
Ratio to average net assets of:
  Expenses, net of waivers ...............................             1.45%              1.71%(e)
  Expenses, before waivers ...............................             1.45%              1.74%(e)
  Net investment income ..................................              .99%               .79%(c)(e)
Portfolio turnover rate ..................................               11%                14%

See footnote summary on page 29.


--------------------------------------------------------------------------------
26 o ALLIANCEBERNSTEIN VALUE FUND

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                               -------------------------------
                                                                           Class B
                                                               -------------------------------
                                                                                     March 29,
                                                                 Year Ended         2001(a) to
                                                               November 30,       November 30,
                                                                       2002               2001
                                                               -------------------------------
Net asset value, beginning of period .....................     $      10.22       $      10.00
                                                               -------------------------------
Income From Investment Operations
Net investment income(b) .................................              .03                .01(c)
Net realized and unrealized gain (loss) on investment
  transactions ...........................................             (.87)               .21
                                                               -------------------------------
Net increase (decrease) in net asset value from operations             (.84)               .22
Less: Dividends
Dividends from net investment income .....................             (.01)                -0-
                                                               -------------------------------
Net asset value, end of period ...........................     $       9.37              10.22
                                                               ===============================
Total Return
Total investment return based on net asset value(d) ......            (8.22)%             2.20%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ................     $    146,704       $     88,579
Ratio to average net assets of:
  Expenses, net of waivers ...............................             2.18%              2.42%(e)
  Expenses, before waivers ...............................             2.18%              2.46%(e)
  Net investment income ..................................              .27%               .08%(c)(e)
Portfolio turnover rate ..................................               11%                14%

See footnote summary on page 29.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Beneficial Interest Outstanding Throughout Each Period

                                                               -------------------------------
                                                                           Class C
                                                               -------------------------------
                                                                                     March 29,
                                                                 Year Ended         2001(a) to
                                                               November 30,       November 30,
                                                                       2002               2001
                                                               -------------------------------
Net asset value, beginning of period .....................     $      10.21       $      10.00
                                                               -------------------------------
Income From Investment Operations
Net investment income(b) .................................              .03                 -0-(c)
Net realized and unrealized gain (loss) on investment
   transactions ..........................................             (.86)               .21
                                                               -------------------------------
Net increase (decrease) in net asset value from operations             (.83)               .21
Less: Dividends
Dividends from net investment income .....................             (.01)                -0-
                                                               -------------------------------
Net asset value, end of period ...........................     $       9.37       $      10.21
                                                               ===============================
Total Return
Total investment return based on net asset value(d) ......            (8.13)%             2.10%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ................     $     61,459       $     38,661
Ratio to average net assets of:
  Expenses, net of waivers ...............................             2.16%              2.43%(e)
  Expenses, before waivers ...............................             2.16%              2.47%(e)
  Net investment income ..................................              .28%               .06%(c)(e)
Portfolio turnover rate ..................................               11%                14%

See footnote summary on page 29.


--------------------------------------------------------------------------------
28 o ALLIANCEBERNSTEIN VALUE FUND

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share of Beneficial Interest Outstanding Throughout Each Period

                                                               -------------------------------
                                                                          Advisor Class
                                                               -------------------------------
                                                                                     March 29,
                                                                 Year Ended         2001(a) to
                                                               November 30,       November 30,
                                                                       2002               2001
                                                               -------------------------------
Net asset value, beginning of period .....................     $      10.29       $      10.00
                                                               -------------------------------
Income From Investment Operations
Net investment income(b) .................................              .15                .08(c)
Net realized and unrealized gain (loss) on investment
  transactions ...........................................             (.90)               .21
                                                               -------------------------------
Net increase (decrease) in net asset value
from operations .........................................              (.75)               .29
Less: Dividends
Dividends from net investment income .....................             (.06)                -0-
                                                               -------------------------------
Net asset value, end of period ...........................     $       9.48       $      10.29
                                                               ===============================
Total Return
Total investment return based on net asset value(d) ......            (7.30)%             2.90%
Ratios/Supplemental Data
Net assets, end of period (000's omitted) ................     $    232,335       $     11,447
Ratio to average net assets of:
  Expenses, net of waivers ...............................             1.23%              1.40%(e)
  Expenses, before waivers ...............................             1.23%              1.44%(e)
  Net investment income ..................................             1.55%              1.14%(c)(e)
Portfolio turnover rate ..................................               11%                14%

(a)   Commencement of operations.

(b)   Based on average shares outstanding.

(c)   Net of fees and expenses waived by the Adviser.

(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)   Annualized.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 29

---------------------------
REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS
---------------------------

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS

To the Shareholders and
Board of Trustees of
AllianceBernstein Trust

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of AllianceBernstein Value Fund (one of the funds constituting the AllianceBernstein Trust), (the "Fund"), as of November 30, 2002, and the related statement of operations for the year then ended, and the statement of changes in net assets and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of November 30, 2002, by correspondence with the custodian and others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AllianceBernstein Value Fund at November 30, 2002, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.


Ernst & Young LLP

New York, New York
January 20, 2003


--------------------------------------------------------------------------------
30 o ALLIANCEBERNSTEIN VALUE FUND

                                                    ----------------------------
                                                    GLOSSARY OF INVESTMENT TERMS
                                                    ----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

capitalization

The absolute dollar value of a company's outstanding stock. Capitalization is determined by multiplying the amount of publicly owned shares by the stock's current market value.

equity

Another term for stock.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

portfolio

The collection of securities that make up a fund's or an investor's investments.

sector

Refers to a distinct part of the economy, for example, the technology sector.

share

A unit which represents ownership in a mutual fund or stock.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 31

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
32 o ALLIANCEBERNSTEIN VALUE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL AT YOUR SERVICE
                                                --------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That is why we provide our shareholders with a wide variety of products and time-saving services.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge -- a good way to diversify your assets.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     E-Statements and Electronic Delivery

      Sign up to view your quarterly mutual fund, retirement or CollegeBoundfundSM account statements online, rather than wait to receive paper copies in the mail. You may also sign up for electronic delivery of your legal documents so you can receive your semi-annual and annual shareholder reports, prospectuses and prospectus supplements online. It's easy, convenient and saves you time and storage space. Sign up today at www.alliancecapital.com. Simply go to Individual Investor, U.S., Account Access.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 7:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other mutual fund matters.

o Our Web Site at www.alliancecapital.com gives you a broad perspective of Alliance Capital. You can reach Alliance mutual fund and account information more directly from www.investor.alliancecapital.com. Either way, you'll have access to extensive Alliance fund data, answers to frequently asked questions, and financial planning tools and calculators.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 33

-----------------
BOARD OF TRUSTEES
-----------------

BOARD OF TRUSTEES

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Marilyn G. Fedak, Senior Vice President
Ranji H. Nagaswami, Senior Vice President
Steven Pisarkiewicz, Senior Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Vincent S. Noto, Controller

Custodian

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Ropes & Gray
One International Place
Boston, MA, 02110

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Transfer Agent

Alliance Global Investor Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll Free: (800) 221-5672

(1)   Member of the Audit Committee


--------------------------------------------------------------------------------
34 o ALLIANCEBERNSTEIN VALUE FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

MANAGEMENT OF THE FUND

Trustees Information

The business and affairs of the Fund are managed under the direction of the Trustees. Certain information concerning the Fund's Trustees is set forth below.

                                                                                         PORTFOLIOS
                                                                                           IN FUND        OTHER
  NAME, AGE OF TRUSTEE,                              PRINCIPAL                             COMPLEX     DIRECTORSHIPS
        ADDRESS                                     OCCUPATION(S)                        OVERSEEN BY      HELD BY
   (YEARS OF SERVICE*)                           DURING PAST 5 YEARS                        TRUSTEE       TRUSTEE
--------------------------------------------------------------------------------------------------------------------
John D. Carifa, **, 57                     President, Chief Operating Officer                 114           None
1345 Avenue of the Americas                and a Director of Alliance Capital
New York, NY 10105                         Management Corporation ("ACMC"),
(2)                                        with which he has been associated with
                                           since prior to 1998

DISINTERESTED TRUSTEES

Ruth Block, #+, 72                         Formerly an Executive Vice President and            93           None
P.O. Box 4623                              Chief Insurance Officer of The Equitable
Stamford, CT 06903                         Life Assurance Society of the United States;
(2)                                        Chairman and Chief Executive Officer of
                                           Evlico. Formerly a Director of Avon, BP
                                           Amoco Corporation, Ecolab, Inc., Tandem
                                           Financial Group and Donaldson, Lufkin &
                                           Jenrette Securities Corporation.

David H. Dievler, #+, 73                   Independent Consultant. Until December              98           None
P.O. Box 167                               1994, Senior Vice President of ACMC
Spring Lake, NJ 07762                      responsible for mutual fund administration.
(2)                                        Prior to joining ACMC in 1984, Chief
                                           Financial Officer of Eberstadt Asset
                                           Management since 1968. Prior to that,
                                           Senior Manager at Price Waterhouse & Co.
                                           Member of the American Institute of
                                           Certified Public Accountants since 1953.

John H. Dobkin, #+, 60                     Consultant. Formerly a Senior Advisor               94           None
P.O. Box 12                                from June 1999-June 2000 and President
Annandale, NY 12504                        (December 1989-May 1999) of Historic
(2)                                        Hudson Valley (historic preservation).
                                           Previously, Director of the National
                                           Academy of Design and during 1988-92,
                                           Director and Chairman of the Audit
                                           Committee of ACMC.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 35

----------------------
MANAGEMENT OF THE FUND
----------------------

                                                                                         PORTFOLIOS
                                                                                           IN FUND        OTHER
  NAME, AGE OF TRUSTEE,                              PRINCIPAL                             COMPLEX     DIRECTORSHIPS
        ADDRESS                                     OCCUPATION(S)                        OVERSEEN BY      HELD BY
   (YEARS OF SERVICE*)                           DURING PAST 5 YEARS                        TRUSTEE       TRUSTEE
--------------------------------------------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
(continued)

William H. Foulk, Jr., #+, 70            Investment Adviser and Independent                   110          None
2 Sound View Drive                       Consultant. Formerly Senior Manager of
Suite 100                                investment adviser, with which he had
Greenwich, CT 06830                      been associated since prior to 1998.
(2)                                      Formerly Deputy Comptroller of the
                                         State of New York and, prior thereto, Chief
                                         Investment Officer of the New York
                                         Bank for Savings.

Clifford L. Michel, #+, 63               Senior Counsel of the law firm of Cahill              93      Placer Dome,
15 St. Bernard's Road                    Gordon & Reindel, since February 2001                             Inc.
Gladstone, NJ 07934                      and a partner of that firm for more than
(2)                                      25 years prior thereto. President and Chief
                                         Executive Officer of Wenonah Development
                                         Company (Investments) and a Director of
                                         Placer Dome, Inc. (mining).

Donald J. Robinson, #+, 68               Senior Counsel at the law firm of Orrick,             92          None
98 Hell's Peak Road                      Herrington & Sutcliffe LLP since prior to
Weston, VT 05161                         1998. Formerly a senior partner and
(2)                                      a member of the Executive Committee of
                                         that firm. Formerly a member and
                                         Chairman of the Municipal Securities
                                         Rulemaking Board and a Trustee of the
                                         Museum of the City of New York.

*     There is no stated term of office for the Fund's Trustees.

** Mr. Carifa is an "interested trustee", as defined in the 1940 Act, due to his position as President and Chief Operating Officer of ACMC, the Fund's investment adviser.

#     Member of the Audit Committee.

+     Member of the Nominating Committee.


--------------------------------------------------------------------------------
36 o ALLIANCEBERNSTEIN VALUE FUND

                                                          ----------------------
                                                          MANAGEMENT OF THE FUND
                                                          ----------------------

Officers of The Fund

Certain information concerning the Fund's Officers is listed below.

                                  Position(s)                      Principal Occupation
Name, Address* and Age          Held with Fund                    During Past 5 Years
------------------------------------------------------------------------------------------------------
Kathleen A. Corbet, 42       Senior Vice President       Executive Vice President of Alliance
                                                         Capital Management Corporation
                                                         ("ACMC"),** with which she has been
                                                         associated since prior to 1998.

Marilyn G. Fedak, 56         Senior Vice President       Chief Investment Officer - U.S. Value
                                                         Equities and an Executive Vice President
                                                         at ACMC since October 2000. Prior
                                                         thereto, she was Chief Investment Officer
                                                         and Chairman of the U.S. Equity
                                                         Investment Policy Group at Sanford C.
                                                         Bernstein & Co., Inc. ("Bernstein")**
                                                         since prior to 1998.

Steven Pisarkiewicz, 53      Senior Vice President       Senior Vice President, Senior Portfolio
                                                         Manager and chairman of the Structured
                                                         Equities Investment Policy Group of
                                                         ACMC's Bernstein Investment Research
                                                         and Management unit since October
                                                         2000. Prior thereto, he was employed by
                                                         Bernstein** as managing director of
                                                         financial advisors, managing director of
                                                         Institutional Services since prior to 1998.

Andrew S. Adelson, 47        Senior Vice President       Executive Vice President and the Chief
                                                         Investment Office of International Value
                                                         Equities of ACMC since October 2000.
                                                         Prior thereto, he was the Chief
                                                         Investment Officer of International
                                                         Investment Management Services at
                                                         Bernstein** since prior to 1998.

Seth J. Masters, 43          Senior Vice President       Senior Vice President and Chief
                                                         Investment Officer for Emerging Markets
                                                         Value Equities at ACMC with which he
                                                         has been associated since October 2000.
                                                         Prior thereto, he was employed at
                                                         Bernstein** since prior to 1998.

Kevin F. Simms, 36           Senior Vice President       Senior Vice President, Senior Portfolio
                                                         Manager and chairman of the Structured
                                                         Equities Investment Policy Group of
                                                         ACMC's Bernstein Investment Research
                                                         and Management unit since October
                                                         2000. Prior thereto, he was employed by
                                                         Bernstein** as managing director of
                                                         financial advisors, managing director of
                                                         Institutional Services since prior to 1998
                                                         and was appointed director of research
                                                         for emerging-markets equities in 1998.


--------------------------------------------------------------------------------
                                               ALLIANCEBERNSTEIN VALUE FUND o 37

----------------------
MANAGEMENT OF THE FUND
----------------------

                                Position(s)                        Principal Occupation
Name, Address* and Age         Held with Fund                      During Past 5 Years
----------------------------------------------------------------------------------------------------
Joseph G. Paul, 42           Senior Vice President       Senior Vice President of ACMC and
                                                         Chief Investment Officer - Small Cap
                                                         Value Equities since 2002. He is also Chief
                                                         Investment Officer of Advanced Value at
                                                         ACMC since October 2000 and held the
                                                         same position at Bernstein** since 1999.
                                                         Prior thereto he was the Director of
                                                         Research of Advanced Value since 1998.

Ranji H. Nagaswami, 39       Senior Vice President       Senior Vice President of ACMC since
                                                         1999. Prior thereto she was managing
                                                         director and co-head of U.S. Fixed Income
                                                         at UBS Brinson since prior to 1998.

Edmund P. Bergan, Jr., 52    Secretary                   Senior Vice President and General
                                                         Counsel of Alliance Fund Distributors,
                                                         Inc. ("AFD") ** and Alliance Global
                                                         Investor Services Inc. ("AGIS"), ** with
                                                         which he has been associated since prior
                                                         to 1998.

Mark D. Gersten, 52          Treasurer and Chief         Senior Vice President of AGIS, ** with
                             Financial Officer           which he has been associated since prior
                                                         to 1998.

Vincent S. Noto, 38          Controller                  Vice President of AGIS, ** with which he
                                                         has been associated since prior to 1998.

* The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

**    ACMC, Bernstein, AFD and AGIS are affiliates of the Fund.

The Fund's Statement of Additional Information ("SAI") has additional information about the Fund's Directors and Officers and is available without charge upon request. Contact your financial representative or Alliance Capital at 800-227-4618 for a free prospectus or SAI.


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38 o ALLIANCEBERNSTEIN VALUE FUND

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


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                                               ALLIANCEBERNSTEIN VALUE FUND o 39

NOTES

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40 o ALLIANCEBERNSTEIN VALUE FUND

AllianceBernstein Value Fund
1345 Avenue of the Americas
New York, NY 10105
(800) 221-5672

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

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